UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2021

PAYCOR HCM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40640	83-1813909
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4811 Montgomery Road Cincinnati, Ohio	45212
(Address of principal executive offices)	(Zip Code)

(800) 381-0053

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PYCR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the consummation of the initial public offering (“IPO”), Paycor HCM, Inc. (the “Company”) entered into a Director Nomination Agreement, dated as of July 23, 2021, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The terms of this agreement are substantially the same as the terms set forth in the form of such agreement filed as an exhibit to the Company’s registration statement on Form S-1 (File No. 333-255498), as amended (the “Registration Statement”) and as described therein.

Item 3.03.	Material Modifications to Rights of Security Holders.

The description in Item 5.03 below of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On or around July 23, 2021, the Company entered into indemnification agreements with its directors and executive officers in connection with the closing of the IPO. These agreements require the Company to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to the Company, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

These indemnification rights are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the Second Amended and Restated Certificate of Incorporation, the Amended and Restated Bylaws, any agreement, or vote of stockholders or disinterested directors or otherwise.

The foregoing is only a summary of the material terms of the indemnification agreements, and is qualified in its entirety by reference to the form of indemnification agreement, which is incorporated by reference via Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On July 20, 2021, the Company adopted the Paycor HCM, Inc. 2021 Omnibus Incentive Plan (the “Plan”), a copy of which is incorporated by reference via Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the Plan is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

On July 20, 2021 the Company adopted the Paycor HCM, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”), a copy of which is incorporated by reference via Exhibit 10.4 to this Current Report on Form 8-K and is incorporated by reference herein. The description and form of the ESPP is substantially the same as the description and the form set forth in and filed as an exhibit to the Registration Statement.

In connection with the IPO, the Company adopted new forms of Nonqualified Stock Option and Restricted Stock Unit Agreements, copies of which are filed as Exhibits 10.5, 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated by reference herein. The terms of these agreements are substantially the same as the terms set forth in the form of such agreements filed as exhibits to the Registration Statement and as described therein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 23, 2021, the Company’s Second Amended and Restated Certificate of Incorporation, in the form previously filed as Exhibit 3.1 to the Registration Statement, and the Company’s Amended and Restated Bylaws, in the form previously filed as Exhibit 3.2 to the Registration Statement, became effective. The Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are filed herewith as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference. The descriptions and forms of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are substantially the same as the descriptions and forms set forth in and filed as exhibits to the Registration Statement.

Item 8.01.	Other Events.

On July 20, 2021, the Company priced the IPO of its common stock, $0.001 par value per share (the “Common Stock”), at an offering price of $23.00 per share (the “IPO Price”), pursuant to the Company’s Registration Statement. On July 20, 2021, in connection with the pricing of the IPO, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several underwriters identified therein (the “Underwriters”), pursuant to which the Company agreed to offer and sell 18,500,000 shares of its Common Stock (the “Firm Shares”) at the IPO Price. The Underwriters were granted a 30-day option to purchase up to an additional 2,775,000 shares of Common Stock from the Company (the “Option Shares”), which was exercised by the Underwriters in whole. The offering closed and both the Firm Shares and Option Shares were delivered on July 23, 2021.

The Company made certain customary representations, warranties and covenants and agreed to indemnify the Underwriters against (or contribute to the payment of) certain liabilities, including liabilities under the Securities Act of 1933, as amended.

In connection with the pricing of the IPO, the Company issued a press release announcing the pricing of the IPO, a copy of which is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Second Amended and Restated Certificate of Incorporation of Paycor HCM, Inc., filed July 23, 2021

3.2	Amended and Restated Bylaws of Paycor HCM, Inc., effective July 23, 2021

10.1	Director Nomination Agreement, dated as of July 23, 2021, by and among Paycor HCM, Inc. and the other signatories party thereto

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to Paycor HCM, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 26, 2021)

10.3	Paycor HCM, Inc. 2021 Omnibus Incentive Plan (incorporated by reference to Exhibit 10.2 to Paycor HCM, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 26, 2021)

10.4	Paycor HCM, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.13 to Paycor HCM, Inc.’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission on April 26, 2021)

10.5	Form of Board of Directors Restricted Stock Unit Agreement

10.6	Form of Nonqualified Stock Option Agreement

10.7	Form of Restricted Stock Unit Agreement

99.1	Press Release dated July 20, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOR HCM, INC.

Date: July 26, 2021	By:	/s/ Raul Villar Jr.
	Name:	Raul Villar Jr.
	Title:	Chief Executive Officer and Director